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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



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
Date of Report (Date of earliest event reported)          March 21, 2000 (February 29, 2000)
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                                  DYNAMEX INC.
             (Exact name of registrant as specified in its charter)

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
        Delaware                           000-21057                          86-0712225
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification No.)
   of incorporation)
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     1431 Greenway Drive, Suite 345, Irving, TX                      75038
      (Address of principal executive offices)                     (Zip Code)

 Registrants' telephone number, including area code              (972) 756-8180





Amended items:             Item 7. Exhibits





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ITEM 7. EXHIBITS

16.1 Letter to the Securities and Exchange Commission from Deloitte & Touche LLP, dated March 14, 2000







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          DYNAMEX INC.




Dated: March 21, 2000                     by  /s/ Richard K. McClelland
                                              ---------------------------------
                                          Richard K. McClelland
                                          President and Chief Executive Officer






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                               Index to Exhibits

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EXHIBIT
NUMBER              DESCRIPTION
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
16.1 Letter to the Securities and Exchange Commission from Deloitte & Touche LLP, dated March 14, 2000.
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